UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________October 13, 2008_____________
Date of Report (Date of Earliest Event Reported)

Commission file number  –  2-63322

INTERNATIONAL SHIPHOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware                                                                  36-2989662
                                          (State or other jurisdiction of                                                           (I.R.S. Employer Identification Number)
                                          incorporation or organization)

11 North Water Street, Suite 18290                                          Mobile, Alabama                                          36602
                                        (Address of principal executive offices)                                                                                                        (Zip Code)

       (251) 243-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ]  Written communications pursuant to Rule 425 under the Securities Act
 [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.    Results of Operations and Financial Condition.

On October 13, 2008, International Shipholding Corporation issued a press release reporting its estimated financial results for the third quarter of 2008.  A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 8.01.    Other Events.

As referenced under Item 2.02, a press release was issued on October 13, 2008 reporting International Shipholding Corporation’s estimated 2008 third quarter results.

On October 14, 2008, International Shipholding Corporation issued a press release announcing that the Special Committee formed by the Board of Directors has retained Lazard to act as its financial advisor and Thacher Proffitt & Wood LLP to act as its legal advisor.  A copy of the press release is furnished as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibit

Exhibit Number	Document

99.1	Press Release dated October 13, 2008

99.2	Press Release dated October 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SHIPHOLDING CORPORATION

/s/ Manuel G. Estrada
_____________________________________________
Manuel G. Estrada
Vice President and Chief Financial Officer

Date ____October 14, 2008